UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1


    PURSUANT TO SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                          May 15, 2001 (March 5, 2001)

                               ROSS SYSTEMS, INC.

                                    DELAWARE

        0-19092                                       94-2170198
(Commission File Number)               (I.R.S. Employer Identification Number)


                         2 Concourse Parkway, Suite 800
                      Atlanta, Georgia 30328 (770) 351 9600
                    (Address of Principal Executive Offices)

                               ROSS SYSTEMS, INC.

                                   FORM 8-K/A
                                  May 15, 2001

                               (Amendment No 1 to
                                     Form 8K
                              filed March 16, 2001)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) On March 5, 2001, Ross Systems, Inc., a Delaware corporation (the "Company") sold certain assets related to its Human Resource and Payroll product line to NOW SOLUTIONS, L.L.C. (NOW), a private company. As consideration for the sale, the Company received $6.1 million excluding incentives. The Company at the same time executed a distribution agreement with NOW, to continue to sell the product under license from NOW as a complement to its enterprise systems for process manufacturing companies.

(b)  Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable .

(b) The Human Resource and Payroll product line was not treated in the Company's books as a separate business, but was an integrated part of the Company's operations, sold as a complimentary product line to the Company's core products in the process manufacturing market. As such the financial data relating exclusively to the Human Resource and Payroll product line cannot be accurately or reliably separated from the data pertaining to the Company's other business. The following information regarding software, services, and maintenance revenues from the Human Resource and Payroll product line is shown:

                                   8 months ended     Year ended       Year ended
                                   February 28, 2001  June 30, 2000    June 30, 1999
                                   -----------------  -------------    -------------
Revenues (approximate)             $4,806,000         $8,052,000       $8,882,000

                                   February 28, 2001  June 30, 2000    June 30, 1999
                                   -----------------  -------------    -------------
Net book value of intellectual
property transferred in sale       $3,936,000         $4,134,000       $3,749,000

     At a result of the sale of the Human Resource and Payroll product line, certain intangible assets and accounts receivable balances were transferred to NOW. These assets have historically formed part of the collateral used to support credit facilities to the Company. As a result of these reductions, and simultaneous with the closing of this sale, the Company's principal lender, Coast Business Credit, reduced the Company's maximum available line of credit to five million dollars ($5,000,000).


(c)  EXHIBITS (in accordance with Item 601 of Regulation S-K)

     Exhibit          Description of
     Number           Document
     ------           --------

      99.1 ASSET SALE AGREEMENT BETWEEN ROSS SYSTEMS, INC. AND NOW SOLUTIONS L.L.C. The purchase/sale agreement detailing the terms of the disposition of the Human Resource and Payroll product line to NOW Solutions L.L.C., dated as of March 5, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized


                                     ROSS SYSTEMS, INC.



 15 May, 2001
                                     By: /s/ Verome Johnston
                                        ---------------------------------------
                                     VEROME JOHNSTON
                                     Vice President and Chief Financial Officer

                               ROSS SYSTEMS, INC.

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

                                INDEX TO EXHIBITS


EXHIBIT NUMBER        EXHIBIT NAME
--------------        ------------
    99.1              ASSET SALE  AGREEMENT  BETWEEN ROSS SYSTEMS,  INC. AND NOW
                      SOLUTIONS L.L.C., DATED MARCH 5, 2001.